SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
May 31, 2011

Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655	23-1714256
(Commission File Number)	(IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (215) 355-9100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of Environmental Tectonics Corporation (“ETC”) dismissed Friedman LLP (“Friedman”) as ETC’s independent registered public accounting firm and has engaged McGladrey & Pullen LLP (“McGladrey”) as its new independent registered public accounting firm, effective as of May 31, 2011.

As described in Item 4.01(a), below, the change in independent registered public accounting firm is not the result of any disagreement with Friedman.

(a)	Former Independent Registered Public Accounting Firm

(i)
The Audit Committee of the Board of Directors of ETC dismissed Friedman as its independent registered public accounting firm for the fiscal year ending February 24, 2012.  The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by Friedman.

(ii)
The report of Friedman of ETC’s financial statements as of and for the fiscal years ended February 25, 2011 and February 26, 2010 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)
During the two most recent fiscal years ended February 25, 2011 and February 26, 2010, and in the subsequent interim period through May 31, 2011, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused it to make a reference to the subject matter of the disagreements in connection with its report. In addition, there were no reportable events of the kind defined in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”).

(iv)
ETC provided Friedman with a copy of this current report on Form 8-K, and ETC requested that Friedman furnish ETC with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by ETC, and if not, stating the respects in which it does not agree.  ETC has received the requested letter from Friedman, and a copy of the letter is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)	New Independent Registered Public Accounting Firm

Following the approval of the Audit Committee of the Board of Directors of ETC, effective as of May 31, 2011, ETC engaged McGladrey as its independent registered public accounting firm for the fiscal year ending February 24, 2012.

During the two most recent fiscal years ended February 25, 2011 and February 26, 2010, and in the subsequent interim period through May 31, 2011, ETC has not consulted McGladrey regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ETC’s financial statements, and neither a written report was provided to ETC nor oral advice was provided that McGladrey concluded was an important factor considered by ETC in reaching a decision as to the accounting, auditing or financial reporting issue.

During the two most recent fiscal years ended February 25, 2011 and February 26, 2010, and in the subsequent interim period through May 31, 2011, ETC has not consulted McGladrey regarding any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

16.1	Letter of Friedman LLP, dated June 1, 2011, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION
Registrant

Date: June 2, 2011	By: /s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer